SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    DECEMBER 8, 2000


                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


001-14995                                       13-4056901
---------                                       ----------
Commission File No.                             I.R.S. Employer Identification


6 GREENE STREET, NEW YORK, NY                   10013
-----------------------------                   -----
Address of principal executive offices          Zip code


 (212) 966-0666
-------------------
Registrant's telephone number,
including area code




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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Registrant ("Company"), on December 8, 2000, by a resolution of its Board of Directors, resolved to change auditing firms and dismissed Marcum & Kliegman LLP ("Marcum & Kliegman") and retained Meeks, Dorman and Company P.A.

     (a) The report of Marcum & Kliegman on the Company's financial statements for the past two years did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the Company's former accounting firm in any matter of accounting principals, practices, financial statement disclosures or auditing scope or procedures in connection with audits by the Company's former accounting firm for the two most recent fiscal years, and in any subsequent interim period preceding such change of accounting firms.

     (b) Annexed hereto and made a part hereof is a letter addressed to the Commission from Marcum & Kliegman, stating that it agrees with the statements made by the Company in the within Report.

EXHIBITS

16.2 Letter to the SEC from the Company's former accounting firm, Marcum & Kliegman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     New York, New York
           December 18, 2000

                                  ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                  ----------------------------------------
                                  (REGISTRANT)


                                  /S/  PHILIP LUIZZO
                                  -----------------------------------
                                  Philip Luizzo
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER